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                                 EXHIBIT 10(w)





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                         COMMERCIAL SECURITY AGREEMENT


Grantor: Fair Grounds Corporation          Lender: First National
         1751 Gentilly Blvd.                       Bank Of Commerce
         New Orleans, LA 70119                     P.O. Box 60279
         TIN: 72-0361770                           New Orleans, LA 70160
                                                   TIN: 72-0269760

THIS COMMERCIAL SECURITY AGREEMENT is entered into between the Fair Grounds Corporation, a Louisiana corporation (referred to below as "Grantor"); and First National Bank of Commerce (referred to below as "Lender"). For valuable consideration, Grantor hereby pledges to Lender, and grants to Lender a continuing security interest in, the Collateral to secure Grantor's present and future Indebtedness and agrees that Lender shall have the rights stated in this Agreement with respect to the Collateral, in addition to all other rights which Lender may have by law or otherwise.

DEFINITIONS. The following words shall have the following meanings when used in this Agreement:

         Accounts.  The word "Accounts" shall mean all accounts as defined in
         Section 9-106 of the UCC, now owned or hereafter acquired by Grantor. The word "Accounts" shall also mean and include all other receivables, contract rights, instruments, documents, notes and all other similar obligations and indebtedness that may now and in the future be owed to or held by Grantor from whatever source arising, and all monies and proceeds payable thereunder, and all of Grantor's rights and remedies to collect and enforce payment and performance thereof.

         Agreement. The word "Agreement" means this Commercial Security Agreement, as this Commercial Security Agreement may be amended or modified from time to time.

         Collateral. The word "Collateral" means individually, collectively and interchangeably any and all of Grantor's present and future rights, title and interest in and to the following described property, together with any and all present and future additions thereto, substitutions therefor, and replacements thereof:

                 (a)      the Accounts;





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                 (b)      the Inventory;

                 (c)      the Equipment;

                 (d)      the Fire Insurance Proceeds;

                 (e)      the General Intangibles;

                 (f)      the Tax Relief;

                 (g)      the Construction Property;

                 (h)      the Jazz Fest Contract;

                 (i)      the VSI Contract;

                 (j)      the Management Agreement;

                 (k) all deposit accounts of Grantor maintained by Grantor with Lender, all cash deposited therein from time to time, and other monies and properties of any kind of Grantor in the possession or under the control of Lender;

                 (l) all books and records, including without limitation computer lists, credit files, computer programs, tapes, disks, punch cards, data processing software, transaction files, master files, printouts (and other computer materials and records) of Grantor pertaining to any of the foregoing Collateral; and

                 (m) all Proceeds and products of any or all of the Collateral described in clauses (a) through (l) hereof.


         Construction Property. The words "Construction Property" mean individually, collectively and interchangeably any and all existing or future contracts or agreements of Grantor of any kind or nature dealing with the reconstruction of the New Orleans Fair Grounds Race Course in New Orleans, Louisiana, or with the related construction and/or modification of any new or existing facilities in any way related to racing or wagering activities or the administration thereof, any and all rights of Grantor in and to all goods, materials, equipment, machinery and/or inventory used and/or to be used in such construction activities provided for therein, whether located at the Fair Grounds Race Course at 1751 Gentilly Boulevard, New Orleans,





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         Louisiana, or elsewhere, all  documents of title, warehouse receipts, bills of lading and all attachments and accessions related thereto, whether added now or later, all plans and specifications, blueprints, drawings, models, and other renderings of the work related thereto, all building permits and other permits required for such activities, all agreements of Grantor with any contractors, architects or engineers related thereto, all rights of Grantor in and to any payment or performance bonds provided to Grantor in connection with such work, all products and proceeds derived from or to be derived therefrom, including without limitation, . . . [CONFIDENTIAL INFORMATION OMITTED AND FILED SEPARATELY WITH THE COMMISSION]. . . and all rights of Grantor to collect or enforce payment and performance thereof, as well as to enforce any guarantees of any of the foregoing, including without limitation, Grantor's books, records, files, computer disks and software, and all other rights that Grantor may have with regard thereto.

         Encumbrances. The word "Encumbrances" means individually, collectively and interchangeably any and all presently existing and/or future mortgages, liens, privileges and other contractual and/or statutory security interests and rights of every nature and kind that, now and/or in the future may affect the Collateral or any part or parts thereof.

         Equipment. The word "Equipment" means all goods classified as equipment as such term is defined in Section 9-109(2) of the UCC, now owned or hereafter acquired by Grantor or held on consignment, wherever located.

         Event of Default. The words "Event of Default" mean individually, collectively, and interchangeably any of the Events of Default set forth below in the section titled "Events of Default."

                CONFIDENTIAL INFORMATION OMITTED AND FILED
                SEPARATELY WITH THE COMMISSION.

         General Intangibles. The words "General Intangibles" mean all general intangibles as defined in Section 9-106 of the UCC, including without limitation (i) all contractual rights and obligations or indebtedness owing to Grantor (other than Accounts) from whatever source arising;
         (ii) all things and actions, rights represented by judgments and claims arising out of tort and other claims related to the Collateral, including the right to assert and otherwise be the proper party of interest to commence and prosecute actions; (iii) all goodwill, patents, patent licenses, trademarks, trademark licenses, trade names, service marks, trade secrets, rights and intellectual property, copyrights,





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         permits and other licenses of any kind or nature whatsoever (including all of Grantor's racing, off-track betting and video poker licenses, to the fullest extent allowed by applicable law); (iv) and all rights or claims in respect of refunds for taxes paid or to the Tax Relief.

         Grantor. The word "Grantor" means Fair Grounds Corporation, a Louisiana corporation, its successors and assigns.

         Guarantor. The word "Guarantor" means and includes individually, collectively, interchangeably and without limitation, each and all of the guarantors and/or sureties in connection with the Indebtedness.

         Indebtedness. The word "Indebtedness" means the Indebtedness of Grantor arising under or pursuant to the Note, in principal, interest, costs, expenses and attorneys' fees and all other fees and charges, together with all other indebtedness and costs and expenses for which Grantor is responsible under this Agreement or under any of the Related Documents. In addition, the word "Indebtedness" also includes any and all other loans, extensions of credit, obligations, debts and liabilities, plus interest thereon, of Grantor, or any one or more of them, that may now and in the future be owed to or incurred in favor of Lender, as well as all claims by Lender against Grantor, or any one or more of them, whether existing now or later; whether they are voluntary or involuntary, due or to become due, direct or indirect or by way of assignment, determined or undetermined, absolute or contingent, liquidated or unliquidated; whether Grantor may be liable individually or jointly with others, of every nature and kind whatsoever, in principal, interest, costs, expenses and attorneys' fees and all other fees and charges; and whether Grantor may be obligated as guarantor, surety, accommodation party or otherwise.

         Inventory. The word "Inventory" means all goods classified as inventory as such term is defined in Section 9-109(4) of the UCC, now owned or hereafter acquired by Grantor or held on consignment, wherever located.

         Jazz Fest Contract. The words "Jazz Fest Contract" mean that certain Agreement dated as of October 1, 1992, by and between Grantor and The New Orleans Jazz & Heritage Foundation, Inc.

         Lender. The word "Lender" means First National Bank of Commerce, its successors and assigns, and any subsequent holder or holders of Grantor's Note, or any interest therein.





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         Management Agreement.  The words "Management Agreement" mean that certain Management Agreement dated October 7, 1992, by and between Grantor and Finish Line Management Corp.

         Note. The word "Note" means that certain promissory note dated of even date herewith made by Grantor payable to the order of Lender in the principal sum of $2,150,000.00, together with all extensions, renewals, or modifications thereof, and any and all promissory note or notes given in connection with the refinancing of any part of the indebtedness evidenced thereby.

         Permitted Liens shall mean (i) Encumbrances securing Indebtedness,
         (ii) Encumbrances for taxes, assessments or governmental charges which are not yet due and payable or which are being contested in good faith so long as adequate reserves for such taxes, assessments or charges have been established or are being maintained, provided Lender's lien is not jeopardized, and (iii) Encumbrances relating to workers' compensation laws, unemployment insurance laws, social security or pension laws or similar legislation which are not yet due and payable or which are being contested in good faith so long as adequate reserves for such taxes, assessments or charges have been established or are being maintained, provided Lender's lien is not jeopardized.

         Pledgor.  The word "Pledgor" means and includes (i) Bryan G. Krantz,
         (ii) Marie G. Krantz, (iii) Vickie Krantz, (iv) Jefferson Downs Corporation, a Louisiana corporation, (v) Richard Katcher, in his capacity as trustee of that certain trust (the "Trust") established pursuant to that certain Third Restatement of John G. Masoni Trust Agreement dated as of April 19, 1991, by and between John G. Masoni and John G. Masoni, Trustee, as heretofore amended by that certain Modification of Third Restatement of John G. Masoni Trust Agreement dated October 24, 1992 (the "Trust Agreement"), and (vi) the Trust.

         Proceeds.  The word "Proceeds" means all proceeds as defined in
         Section 9-306(1) of the UCC, and includes all cash and non-cash proceeds, and includes proceeds of such proceeds, in each case whether now existing or hereafter arising.

         Related Documents. The words "Related Documents" mean and include individually, collectively, interchangeably and without limitation all promissory notes, credit or loan agreements, guaranties, security agreements, mortgages, collateral mortgages, deeds of trust, and all other instruments and documents, whether now or hereafter existing, executed in connection with Grantor's Indebtedness to Lender.





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         Security Interest.  The words "Security Interest" mean the security interest in the Collateral granted hereunder.

         Tax Relief. The words "Tax Relief" mean all of Grantor's rights to those certain benefits arising pursuant to the video poker franchise fee exemption authorized by La. R.S. 33:4862.21, for which Grantor has been qualified by letter dated September 30, 1994, from Melinda Schwegman, Lieutenant Governor of the State of Louisiana and Chairperson of the Interim Emergency Board of the State of Louisiana, addressed to Senator B.B. Rayburn, Chairman of the Joint Legislative Committee on the Budget, and by resolution of the Joint Legislative Committee on the Budget dated March 2, 1995.

         UCC. The word "UCC" means the Uniform Commercial Code, Commercial Laws-Secured Transactions (La. R.S. 10:9-101 et seq.) in effect in the State of Louisiana, as amended from time to time, provided that if by reason of mandatory provisions of law, the perfection or effect of perfection or non-perfection of the Security Interest in the Collateral is governed by the Uniform Commercial Code as in effect in a jurisdiction other than the State of Louisiana, "UCC" means the Uniform Commercial Code as in effect in such other jurisdiction for purpose of the provisions hereof related to such perfection or effect of perfection or non-perfection.

         VSI Contract. The words "VSI Contract" mean that certain Agreement dated March 9, 1992, by and among Grantor, Video Services, Inc., Jefferson Downs Corporation, and Finish Line Management Corp.


CONTINUING SECURITY INTEREST TO SECURE PRESENT AND FUTURE INDEBTEDNESS. Grantor does hereby grant a continuing security interest in the Collateral in favor of Lender to secure any and all present and future Indebtedness of Grantor in favor of Lender, as may be outstanding from time to time, with the continuing preferences and priorities provided under applicable Louisiana law.

NO LIABILITY. The Security Interests are granted as security only and shall not subject Lender to, or transfer in any way affect or modify, any obligation or liability of Grantor with respect to any of the Collateral or any transaction in connection therewith.

DURATION OF THIS AGREEMENT. This Agreement shall remain in full force and effect until such time as this Agreement and the Security Interests created hereby are terminated and cancelled by Lender under a written cancellation instrument in favor of Grantor.





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OBLIGATIONS OF GRANTOR.  Grantor represents, warrants and covenants to Lender as follows:

         Organization. Grantor is a corporation which is duly organized, validly existing, and in good standing under the laws of the State of Louisiana.

         Authorization. Grantor's execution, delivery and performance of this Agreement have been duly authorized, and do not conflict with, and will not result in a violation of, or constitute or give rise to an event of default under Grantor's articles of incorporation or by-laws, or any agreement or other instrument which may be binding upon Grantor, or under any law or governmental regulation or court decree or order applicable to Grantor and/or its properties.

         Perfection of Security Interest. Grantor agrees to execute such financing statements and to take whatever other actions are requested by Lender to perfect and continue Lender's Security Interest in the Collateral. Upon request of Lender, Grantor will deliver to Lender any and all of the documents evidencing or constituting the Collateral, and Grantor will note Lender's Security Interest upon any and all chattel paper if not delivered to Lender for possession by Lender. Grantor hereby appoints Lender as its irrevocable attorney-in-fact for the purpose of executing any documents necessary to perfect or to continue the Security Interest granted in this Agreement. Lender may at any time, and without further authorization from Grantor, file a carbon, photographic, facsimile, or other reproduction of any financing statement or of this Agreement for use as a financing statement. Grantor will reimburse Lender for all expenses for the perfection, termination, and the continuation of the perfection of Lender's Security Interest in the Collateral. Grantor promptly will notify Lender of any change in Grantor's name including any change to the assumed business names of Grantor. Grantor also promptly will notify Lender of any change in Grantor's tax identification number. Grantor further agrees to notify Lender in writing prior to any change in address or location of Grantor's principal governance office. Grantor represents and warrants to Lender that Grantor has provided Lender with Grantor's correct IRS tax identification number and that Grantor has no other tax identification numbers. Grantor promptly shall notify Lender should Grantor apply for or obtain a new tax identification number.

         No Violation. The execution and delivery of this Agreement will not violate any law or agreement governing Grantor or to which Grantor is a party, and its articles of





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         incorporation and by-laws do not prohibit any term or condition of this
         Agreement.

         Enforceability of Collateral. To the extent the Collateral consists of Accounts, chattel paper, or General Intangibles, the Collateral is enforceable in accordance with its terms, is genuine, and fully complies with applicable state and federal laws and regulations concerning form, content and manner of preparation and execution, and all persons appearing to be obligated on the Collateral have authority and capacity to contract and are in fact obligated as they appear to be on the Collateral, free of any offset, compensation, deduction or counterclaim. At the time any Account becomes subject to a Security Interest in favor of Lender, the Account shall be a good and valid account representing an undisputed, bona fide indebtedness incurred by the account debtor, for merchandise held subject to delivery instructions or theretofore shipped or delivered pursuant to a contract of sale, or for services theretofore performed by Grantor with or for the account debtor; there shall be no setoffs or counterclaims against any such Account; and no agreement under which any deductions or discounts may be claimed shall have been made with the account debtor except those disclosed to Lender in writing.. . [CONFIDENTIAL INFORMATION OMITTED AND FILED SEPARATELY WITH THE
         COMMISSION]. . . .

         Removal of Collateral. To the extent the Collateral consists of Accounts or General Intangibles, the records concerning the Collateral shall be kept and maintained at Grantor's main business address at 1751 Gentilly Boulevard, New Orleans, LA 70119, and also at Grantor's place of business at 1300 Sunset Blvd., Kenner, LA 70065, or at such other locations as are acceptable to Lender. Except for sales of Inventory in the ordinary course of business, Grantor shall not remove the Collateral from its existing locations without the prior written consent of Lender.

         Transactions Involving Collateral. Except for Inventory sold or Accounts collected in the ordinary course of Grantor's business, Grantor shall not sell, offer to sell, or otherwise transfer or dispose of the Collateral except for sales of Inventory during the normal course of Grantor's business and dispositions of Equipment which has become obsolete or which is being replaced in the normal course of Grantor's business (collectively, "Permitted Dispositions"). . . [CONFIDENTIAL INFORMATION OMITTED AND FILED SEPARATELY WITH THE COMMISSION]. . . . This includes security interests even if junior in right to the Security Interests granted under this Agreement. Unless waived by Lender, all proceeds from any disposition (other than Permitted Dispositions) of the Collateral (for whatever reason) shall be held in trust





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         for Lender and shall not be commingled with any other funds; provided however, this requirement shall not constitute consent by Lender to any sale or other disposition (other than Permitted Dispositions). Upon receipt, Grantor shall immediately deliver any such proceeds to Lender.

         Title, Authority, Binding Effect. Grantor represents and warrants to Lender that it holds good and marketable title to the Collateral, free and clear of all Encumbrances except for Permitted Liens and the Lender's Security Interest. No financing statement covering any of the Collateral is on file in any public office other than those which reflect the Security Interest created by this Agreement or to which Lender has specifically consented. Grantor further represents and warrants that it has requisite authority to enter into this Agreement in favor of Lender and to grant to Lender the Security Interest in the Collateral as provided herein. Grantor additionally represents and warrants that this Agreement is binding upon Grantor as well as Grantor's successors and assigns, and is legally enforceable in accordance with its terms. The foregoing representations and warranties and all other representations and warranties of Grantor under this Agreement shall be continuing and shall survive the termination of this Agreement.

         Collateral Schedules and Locations. As often as Lender shall reasonably require, and insofar as the Collateral consists of Accounts, Grantor shall deliver to Lender schedules of such Collateral, including such information as Lender may require, including without limitation names and addresses of account debtors and agings of accounts.

         Repairs and Maintenance. Grantor shall keep and maintain and shall cause others to keep and maintain the Collateral in good order, repair and merchantable condition. Grantor shall further make and/or cause all necessary repairs to be made to the Collateral, including the repair and restoration of any portion of the Collateral that may be damaged, lost or destroyed. In addition, Grantor shall not, without the prior written consent of Lender, make or permit to be made any alterations to any of the Collateral that may reduce or impair the Collateral's use, value or marketability. Furthermore, Grantor shall not, nor shall Grantor permit others to abandon, commit waste, or destroy the Collateral or any part or parts thereof.

         Taxes. Grantor shall promptly pay or cause to be paid when due, all taxes, local and special assessments, and governmental and other charges of every type and description, that may from time to time be imposed, assessed and levied against the Collateral or against Grantor. Grantor further agrees to furnish Lender with evidence that





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         such taxes, assessments, and governmental and other charges have been paid in full and in a timely manner. Grantor may withhold any such payment or elect to contest any lien if Grantor is in good faith conducting an appropriate proceeding to contest the obligation to pay and so long as Lender's interest in the Collateral is not jeopardized.

         Compliance With Governmental Requirements. Grantor shall comply promptly with all laws, ordinances and regulations of all governmental authorities applicable to the production, disposition, or use of the Collateral. Grantor may contest in good faith any such law, ordinance or regulation and withhold compliance during any proceeding, including appropriate appeals, so long as Lender's interest in the Collateral, in Lender's reasonable opinion, is not jeopardized. Grantor shall not use the Collateral, in any manner that would damage, depreciate or diminish its value (other than for damage, depreciation and diminishment in value to the Collateral caused by Grantor's normal business operations) or that may result in cancellation or termination of insurance coverage. Grantor additionally agrees not to do or suffer to be done anything that may increase the risk of fire or other hazards to the Collateral.

         Hazardous Substances. Grantor represents and warrants that the Collateral never has been, and never will be so long as this Agreement remains a lien on the Collateral, used for the generation, manufacture, storage, treatment, disposal, release or threatened release of any hazardous waste or substance, as those terms are defined in the Comprehensive Environmental Response, Compensation, and Liability Act of 1980, as amended, 42 U.S.C. Section 9601, et seq. ("CERCLA"), the Superfund Amendments and Reauthorization Act of 1986, Pub. L. No. 99-499 ("SARA"), the Hazardous Materials Transportation Act, 49 U.S.C. Section 1801, et seq., the Resource Conservation and Recovery Act, 49 U.S.C. Section 6901, et seq., or other applicable state or Federal laws, rules, or regulations adopted pursuant to any of the foregoing, except in compliance with such laws and regulations. The representations and warranties contained herein are based on Grantor's due diligence in investigating the Collateral for hazardous waste. Grantor hereby (a) releases and waives any future claims against Lender for indemnity or contribution in the event Grantor becomes liable for cleanup or other costs under any such laws, and (b) agrees to indemnify and hold harmless Lender from and against any and all claims and losses resulting from a breach of this provision of this Agreement. This obligation to indemnify shall survive the payment of the Indebtedness and the satisfaction of this Agreement.





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         Required Insurance.  So long as this Agreement remains in effect,
         Grantor shall, at its sole cost, keep and/or cause others, at their expense, to keep the portions of the Collateral consisting of tangible property constantly insured against loss by fire, by hazards included within the term "extended coverage," and by such other hazards (including flood insurance to the extent any of the Collateral is located in flood zones "A" or "B") as may be required by Lender. Such insurance shall be in an amount not less than the full replacement value of such Collateral, or such other amount or amounts as Lender may require or approve in writing. Grantor shall further provide and maintain, at its sole cost and expense, comprehensive general liability insurance, naming both Grantor and Lender as parties insured, protecting against claims for bodily injury, death and/or property damage arising out of the use, ownership, possession, operation and condition of the Collateral, and further containing a broad form contractual liability endorsement covering Grantor's obligations to indemnify Lender as provided hereunder. During the course of any construction activities involving the Collateral, Grantor shall further provide and maintain, at its sole cost and expense, builder's all risk insurance coverage against "all risks of physical loss," including loss by fire, theft, vandalism, malicious mischief, explosion, windstorm, collapse, sprinkler leakage, and extended coverage in an amount not less than the full replacement value of the Collateral. Grantor shall also maintain, or cause to be maintained, workers' compensation insurance for all contractors, subcontractors and for Grantor to the fullest extent required by law.

         Grantor may purchase such insurance from any insurance company or broker that is acceptable to Lender, provided that such approval may not be unreasonably withheld. All such insurance policies, including renewals and replacements, must also be in form and substance acceptable to Lender, and must additionally contain a Lender's loss payable or other endorsement in favor of Lender, providing in part that (a) all proceeds and returned premiums under such policies of insurance will be paid directly to Lender, and (b) no act or omission on the part of Grantor, or any of its officers, agents, employees or representatives, nor breach of any warranty contained in such policies, shall affect the obligations of the insurer to pay the full amount of any loss to Lender. Such policies of insurance must also contain a provision prohibiting cancellation or the alteration of such insurance without at least thirty (30) days' prior written notice to Lender of such intended cancellation or alteration.





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         Grantor agrees to provide Lender with originals or certified copies of such policies of insurance. Grantor further agrees to promptly furnish Lender with copies of all renewal notices and, if requested by Lender, with copies of receipts for paid premiums. Grantor shall provide Lender with originals or certified copies of all renewal or replacement policies of insurance no later than fifteen (15) days before any such existing policy or policies should expire. If Grantor's insurance policies and renewals are held by another person, Grantor agrees to supply original or certified copies of the same to Lender within the time periods required above.

         Grantor agrees to notify immediately Lender in writing of any material casualty to or accident involving the Collateral, whether or not such casualty or loss is covered by insurance. Grantor further agrees to promptly notify Grantor's insurance company and to submit an appropriate claim and proof of claim to the insurance company in the event that any Collateral is lost, damaged, or destroyed as a result of an insured hazard. Lender may submit such a claim and proof of claim to the insurance company on Grantor's behalf, should Grantor fail to do so promptly for any reason. Grantor hereby irrevocably appoints Lender as its agent and attorney-in-fact, such agency being coupled with an interest, to make, settle and adjust claims (other than with respect to claims giving rise to Fire Insurance Proceeds) under such policy or policies of insurance and to endorse the name of Grantor on any check or other item of payment for the proceeds thereof; it being understood, however, that unless one or more Events of Default exist under this Agreement, Lender will not settle or adjust any such claim without the prior approval of Grantor (which approval shall not be unreasonably withheld).

                  CONFIDENTIAL INFORMATION OMITTED AND FILED
                  SEPARATELY WITH THE COMMISSION.

         Lender's receipt of such insurance proceeds and the application of such proceeds as provided herein shall not, however, affect the lien of this Agreement. Nothing under this section shall be deemed to excuse Grantor from its obligations promptly to repair, replace or restore any lost or damaged Collateral, whether or not the same may be covered by insurance (unless Lender requires that such insurance proceeds be applied to reduce the Indebtedness), and whether or not such proceeds of insurance are available, and whether such proceeds are sufficient in amounts to complete such repairs, replacement or restoration to the satisfaction of the Lender. Furthermore, unless otherwise confirmed by Lender in writing, the application or release of any insurance proceeds by Lender shall not be deemed to





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         cure or waive any Event of Default under this Agreement.  Any proceeds which have not been disbursed within six (6) months after their receipt and which Grantor has not committed to the repair or restoration of the Collateral shall be used to prepay the Indebtedness.

         Insurance Reports. Grantor, upon request of Lender, shall furnish to Lender reports on each existing policy of insurance showing such information as Lender may reasonably request including the following:
         (a) the name of the insurer; (b) the risks insured; (c) the amount of the policy; (d) the property insured; (e) the then current value on the basis of which insurance has been obtained and the manner of determining that value; and (f) the expiration date of the policy. In addition, Grantor shall upon request by Lender (however not more often than annually) have an independent appraiser satisfactory to Lender determine, as applicable, the cash value or replacement cost of the Collateral.

         Prior Encumbrances. To the extent applicable, Grantor shall fully and timely perform any and all of its obligations under any prior Encumbrances affecting the Collateral. Without limiting the foregoing, Grantor shall not commit or permit to exist any breach of or default under any such prior Encumbrances. Grantor shall further promptly notify Lender in writing upon the occurrence of any event or circumstances that would, or that might, result in a breach of or default under any such prior Encumbrance. Grantor shall further not modify or extend any of the terms of any prior Encumbrance or any Indebtedness secured thereby, or request or obtain any additional loans or other extensions of credit from any third party creditor or creditors whenever such additional loan advances or other extensions of credit may be directly or indirectly secured, whether by cross-collateralization or otherwise, by the Collateral, or any part or parts thereof, with possible preference and priority over Lender's Security Interest. Grantor additionally agrees to use its best reasonable efforts to obtain, upon request by Lender, and in form and substance as may then be satisfactory to Lender, appropriate waivers and/or subordinations of any lessor's liens or privileges, vendor's liens or privileges, purchase money security interests, and any other Encumbrances that may affect the Collateral at any time; and if such waivers or subordinations cannot be obtained by Grantor to cause to be paid such claims giving rise to any prior Encumbrances affecting the Collateral.

         Future Encumbrances. Except for Permitted Liens, Grantor shall not, without the prior written consent of Lender, grant any Encumbrance that may affect the Collateral, or any





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

         part or parts thereof, nor shall Grantor permit or consent to any Encumbrance attaching to or being filed against any of the Collateral in favor of anyone other than Lender. Grantor shall further promptly pay when due all statements and charges of mechanics, materialmen, laborers and others incurred in connection with the alteration, improvement, repair and maintenance of the Collateral, or otherwise furnish appropriate security or bond, so that no future Encumbrance may ever attach to or be filed against any Collateral. Grantor additionally agrees to obtain, upon request by Lender, and in form and substance as may then be satisfactory to Lender, appropriate waivers and/or subordinations of any lessor's liens or privileges, vendor's liens or privileges, purchase money Security Interests, and any other Encumbrances that may affect the Collateral at any time.

         Notice of Encumbrances. Grantor shall immediately notify Lender in writing upon the filing of any attachment, lien, judicial process, claim, or other Encumbrance. Grantor additionally agrees to notify Lender immediately in writing upon the occurrence of any default, or event that with the passage of time, failure to cure, or giving of notice, might result in a default under any of Grantor's obligations that may be secured by any presently existing or future Encumbrance, or that might result in an Encumbrance affecting the Collateral, or should any of the Collateral be seized or attached or levied upon, or threatened by seizure or attachment or levy, by any person other than Lender.

         Books and Records. Grantor will keep proper books and records with regard to Grantor's business activities and the Collateral in which a security interest is granted hereunder, in accordance with generally accepted accounting principles, applied on a consistent basis throughout, which books and records shall at all reasonable times be open to inspection and copying by Lender or its designated agents. Lender shall also have the right to inspect Grantor's books and records, and to discuss Grantor's affairs and finances with Grantor's officers and representatives, at such reasonable times as Lender may designate.

         Construction Activities. The plans and specifications which comprise part of the Construction Property are in final form and are satisfactory to Grantor and its contractors (subject to possible change orders, to the extent permitted hereby), and to the extent required by applicable law, to all applicable governmental authorities; such plans and specifications, to Borrower's knowledge, do not violate any zoning ordinance or restrictive covenant applicable to any of the Collateral or the real estate upon which such Collateral is located; Grantor has obtained all applicable





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

         permits and approvals necessary to undertake the activities contemplated by the construction contracts and plans and specifications comprising part of the Construction Property; and no default exists under any of the construction contracts comprising part of the Construction Property.

         Stock Pledges. Contemporaneously herewith, Pledgors have collectively pledged to Lender stock certificates evidencing not less than 72% of the currently outstanding shares of capital stock of Grantor.

GRANTOR'S RIGHT TO POSSESSION AND TO COLLECT ACCOUNTS. Until the occurrence of an Event of Default, Grantor may have possession and beneficial use of all the Collateral (other than proceeds of the Tax Relief and the Fire Insurance Proceeds) and may use it in any lawful manner not inconsistent with this Agreement or the Related Documents, provided that Grantor's right to possession and beneficial use shall not apply to any Collateral where possession of the Collateral by Lender is required by law to perfect Lender's security interest in such Collateral. If an Event of Default exists, Lender may exercise its rights to collect the Accounts and to notify account debtors to make payments directly to Lender for application to the Indebtedness. Lender or Lender's agents may also periodically contact individual obligors and debtors to verify the amounts then owing under such obligations, to determine whether such obligors and debtors have any offsets or counterclaims against the Accounts and/or Grantor and to inquire about such other matters as Lender may deem necessary or desirable. If Lender at any time has possession of any Collateral, whether before or after an Event of Default, Lender shall be deemed to have exercised reasonable care in the custody and preservation of the Collateral if Lender takes such action for that purpose as Grantor shall request or as Lender, in Lender's sole discretion, shall deem appropriate under the circumstances, but failure to honor any request by Grantor shall not of itself be deemed to be a failure to exercise reasonable care. Lender shall not be required to take any steps necessary to preserve any rights in the Collateral against prior parties, nor to protect, preserve or maintain any security interest given to secure the Collateral.

ADDITIONAL COVENANTS.  Grantor additionally agrees:

         CONFIDENTIAL INFORMATION OMITTED AND FILED SEPARATELY
         WITH THE COMMISSION.

         Aging of Accounts. Grantor will periodically, at such intervals requested by Lender, furnish Lender with an aging of that part of the Collateral consisting of Accounts, together with a certificate executed by an officer of Grantor, in such form and containing such representations and warranties regarding the accounts as Lender may reasonably require.

         Notice to Obligors. Upon request by Lender after the occurrence of an Event of Default, Grantor will immediately notify individual obligors with regard to the Collateral, advising such obligors and/or debtors of the fact that Lender has been granted a Security Interest in their obligations. In the event that Grantor should fail to provide such notices for any reason upon request by Lender, Grantor agrees that Lender may forward appropriate notices to such obligors and debtors, either in Lender's name or in the name of Grantor.

         Additional Documents. Grantor shall at any time, from time to time, one or more times, upon written request by Lender, execute and deliver such further documents and do any and all such further acts and things as Lender may reasonably request, within its sole discretion, to effect the purposes of this Agreement.

         Verifications. Grantor additionally agrees that Lender or Lender's agents may periodically contact Account Debtors in order to verify the amounts then owing under such obligations, to determine whether such debtors have any offsets or counterclaims against Grantor, and such other matters about which Lender may inquire. In addition, Lender shall have the right to have its agent visit the construction site at the Fair Grounds Race Course to monitor such construction activities, to verify the amounts owed by Grantor under such construction contracts, to determine whether the work is progressing on schedule, to determine whether any default exist under any such construction contracts, and such other matters about which Lender may inquire. Grantor agrees to reimburse Lender on demand for the reasonable costs it incurs in monitoring such construction activities.

         Notification of Lender. Grantor will promptly deliver to Lender all written notices, and will promptly give Lender written notice of any other notices received by Grantor with respect to the Collateral, and Lender will promptly give like notice to Grantor of any such notices received by Lender or its nominee.

EXPENDITURES BY LENDER. Grantor recognizes and agrees that Lender may incur certain expenses in connection with Lender's exercise of rights under this Agreement. If not discharged or paid when due, Lender may (but shall not be obligated to) discharge or pay any amounts required to be discharged or paid by Grantor under this Agreement, including without limitation all taxes, Encumbrances and other claims, at any time levied or placed on the Collateral.





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

Lender also may (but shall not be obligated to) pay all costs for insuring, maintaining and preserving the Collateral, including without limitation, the purchase of insurance protecting only Lender's interest in the Collateral. Lender may further take such other action or actions and incur such additional expenditures as Lender may deem to be necessary and proper to cure or rectify any actions or inactions on Grantor's part as may be required under this Agreement. Nothing under this Agreement or otherwise shall obligate Lender to take any such actions or to incur any such additional expenditures on Grantor's behalf, or as making Lender in any way responsible or liable for any loss, damage, or injury to the Collateral, to Grantor, or to any other person or persons, resulting from Lender's election not to take such actions or to incur such additional expenses. In addition, Lender's election to take any such actions or to incur such additional expenditures shall not constitute a waiver or forbearance by Lender of any Event of Default under this Agreement. All such expenditures incurred or paid by Lender for such purposes will then bear interest at the default rate charged under the Notes from the date incurred or paid by Lender to the date of repayment. All such expenses shall become a part of the Indebtedness and will be payable on demand. This Agreement also will secure payment of these amounts. Such right shall be in addition to all other rights and remedies to which Lender may be entitled upon the occurrence of an Event of Default.

EVENTS OF DEFAULT. The following actions or inactions or both shall constitute Events of Default under this Agreement:

         Default under Indebtedness. Should Grantor fail to pay any portion of the Indebtedness within ten (10) days of the date any such portion of the Indebtedness is due and payable.

         Default under this Agreement. Should Grantor violate, or fail to comply fully with any of the terms and conditions of, or default under this Agreement, and such default shall continue for thirty (30) days after written notice of such default is given by Lender to Grantor (provided, however, that no notice or cure period shall apply with respect to Grantor's failure to maintain any insurance required by this Agreement).

         Default Under Other Agreements. Should any Event of Default occur or exist under any Related Document, including without limitation, any event of default specified in any loan or credit agreement now or hereafter governing any portion of the Indebtedness, or should any default occur under any of the Jazz Fest Contract, the VSI Contract, the Management Agreement or any of the construction contracts comprising part of the Construction Property, and such default shall continue for thirty (30) days after written notice of such default is given by Lender to Grantor.

         Other Defaults in Favor of Lender. Should Grantor default under any other loan, extension of credit, security agreement, or obligation in favor of Lender, and such default shall continue for thirty (30) days after written notice of such default is given by Lender to Grantor.

         Default in Favor of Third Parties. Should Grantor, any Pledgor, or any Guarantor default under any loan, extension of credit, security agreement, purchase or sales agreement, or any other agreement, in favor of any other creditor or person that may materially affect any of Grantor's or such Guarantor's property, or Grantor's or such Guarantor's ability to perform their respective obligations under this Agreement, or any Related Document, or pertaining to the Indebtedness, and such default shall continue to exist after the passage of any applicable cure period pertaining to same.

         Insolvency. Should the suspensions, failure or insolvency, however evidenced, of Grantor, any Pledgor, or any Guarantor of the Note occur or exist.

         Readjustment of Indebtedness. Should proceedings for readjustment of Indebtedness, reorganization, composition or extension under any insolvency law be brought by or against Grantor, any Pledgor, or any Guarantor.

         Assignment for Benefit of Creditors. Should Grantor, any Pledgor, or any Guarantor file proceedings for a respite or make a general assignment for benefit of creditors.

         Receivership. Should a receiver of all or any part of Grantor's property, or the property of any Pledgor or any Guarantor, be applied for or appointed.

         Dissolution Proceedings. Should proceedings for the dissolution or appointment of a liquidator of Grantor, any Pledgor, or any Guarantor be commenced.

         False Statements. Should any representation or warranty of Grantor, any Pledgor or any Guarantor made in connection with the Indebtedness prove to be incorrect or misleading in any material respect.

         Defective Collateralization. Should this Agreement or any of the Related Documents cease to be in full force and effect (including failure of any Collateral documents to create a valid and perfected security interest or lien) at any time and for any reason, and Grantor shall fail to cooperate with Lender in curing same within ten (10) days of Lender's written request to Grantor for such cooperation.

                  CONFIDENTIAL INFORMATION OMITTED AND FILED
                  SEPARATELY WITH THE COMMISSION.

         Termination of Racing License, OTB Licenses or Video Poker Licenses. Should any of the licenses required by Grantor for the conduct of racing activities, pari-mutuel wagering activities, the operation of off-track betting facilities presently operated by it or by Finish Line Management Corp. on its behalf, or for video poker gaming at any of its places of businesses be terminated, revoked, suspended, or not renewed when required for the continuation of such activities, or should any legislation allowing off-track betting or video poker activities be ruled unconstitutional pursuant to a final judgment by a court of proper jurisdiction.

         Failure to Prepay Indebtedness with the Fire Insurance Proceeds. Should Grantor fail to remit to Lender towards prepayment of the Indebtedness any of the Fire Insurance Proceeds immediately upon receipt of same (it being understood that such prepayments will be applied to the installments due on the Indebtedness in an inverse order of maturity).

RIGHTS AND REMEDIES ON DEFAULT. If an Event of Default occurs under this Agreement, at any time thereafter, Lender shall have all the rights of a secured party under the Louisiana Commercial Laws (La.R.S. 10:1-101 et seq.). In addition and without limitation, Lender may exercise any one or more of the following rights and remedies:

         Accelerate Indebtedness. Lender may declare the entire Indebtedness, including any prepayment penalty which Grantor would be required to pay, immediately due and payable, without notice and further demand for payment.

         Seizure and Sale of Collateral In Louisiana. In the event that Lender elects to commence appropriate Louisiana foreclosure proceedings under this Agreement, Lender may cause the Collateral, or any part or parts thereof, to be immediately seized wherever found, and sold, whether in term of court or in vacation, under ordinary or executory process, in accordance with applicable Louisiana law, to the highest bidder for cash, with or without appraisement, and without the necessity of making additional demand upon or notifying Grantor or placing Grantor in default, all of which are expressly waived.

         Confession of Judgment. For purposes of foreclosure under Louisiana executory process procedures, Grantor confesses judgment and acknowledges to be indebted unto and in favor of Lender, up to the full amount of the Indebtedness, in principal, interest, costs, expenses, attorneys' fees and other fees and charges. Grantor further confesses judgment and acknowledges to be indebted unto and in favor of Lender in the amount of all additional advances that Lender may make on Grantor's behalf pursuant to this Agreement, together with interest thereon, up to a maximum of two (2) times the face amount of the aforesaid Note. To the extent permitted under applicable Louisiana law, Grantor additionally waives:
         (a) the benefit of appraisal as provided in Articles 2332, 2336, 2723 and 2724 of the Louisiana Code of Civil Procedure, and all other laws with regard to appraisal upon judicial sale; (b) the demand and three
         (3) days' delay as provided under Articles 2639 and 2721 of the Louisiana Code of Civil Procedure; (c) the notice of seizure as provided under Articles 2293 and 2721 of the Louisiana Code of Civil Procedure; (d) the three (3) days' delay provided under Article 2331 and 2722 of the Louisiana Code of Civil Procedure; and (e) all other benefits provided under Articles 2331, 2722 and 2723 of the Louisiana Code of Civil Procedure and all other Articles not specifically mentioned above.

         Keeper. Should any or all of the Collateral be seized as an incident to an action for the recognition or enforcement of this Agreement, by executory process, sequestration, attachment, writ of fieri facias or otherwise, Grantor hereby agrees that the court issuing any such order shall, if requested by Lender, appoint Lender, or any agent designated by Lender, or any person or entity named by Lender at the time such seizure is requested, or any time thereafter, as Keeper of the Collateral as provided under La. R.S. 9:5136, et seq. Such a Keeper shall be entitled to reasonable compensation. Grantor agrees to pay the reasonable fees of such Keeper, which are hereby fixed at $50.00 per hour, which compensation to the Keeper shall also be secured by this Agreement.

         Deliver Collateral. This provision applies, to the extent applicable, if and when the Collateral for any reason is located outside the State of Louisiana following the occurrence of any Event of Default, or should there be a subsequent change in Louisiana law permitting such remedies. Lender may require Grantor to deliver to Lender all or any portion of the Collateral and any and all certificates of title and other documents relating to the Collateral. Lender may require Grantor to assemble the Collateral and make it available to Lender at a place to be designated by Lender. Lender also shall have full power to enter upon the property of Grantor to take possession of and remove the Collateral. If the Collateral contains other goods not covered by this Agreement at the time of repossession, Grantor agrees Lender may take such other goods, provided that Lender makes reasonable efforts to return them to Grantor after repossession.

         Public or Private Sale of Collateral. To the extent that any of the Collateral is then in Lender's possession, Lender shall have full power to sell, lease, transfer, or otherwise deal with the Collateral or proceeds thereof in its own name or that of Grantor. Lender may sell the Collateral at public auction or private sale. Unless the Collateral threatens to decline speedily in value or is of a type customarily sold on a recognized market, Lender will give Grantor reasonable notice of the time after which any private sale or any other intended disposition of the Collateral is to be made. The requirements of reasonable notice shall be met if such notice is given at least ten (10) days before the time of the sale or disposition. All expenses relating to the disposition of the Collateral, including without limitation the expenses of retaking, holding, insuring, preparing for sale and selling the Collateral, shall become a part of the Indebtedness secured by this Agreement and shall be payable on demand, with interest at the Note rate from date of expenditure until repaid. Grantor agrees that any such sale shall be conclusively deemed to be conducted in a commercially reasonable manner if it is made consistent with the standard of similar sales of Collateral by commercial banks in New Orleans, Louisiana.

         Appoint Receiver. This provision applies if and when the Collateral for any reason is located outside the State of Louisiana following the occurrence of any Event of Default, or should Louisiana law change or be interpreted to permit such a remedy. Lender shall have the following rights and remedies regarding the appointment of a receiver:
         (a) lender may have a receiver appointed as a matter of right, (b) the receiver may be an employee of Lender and may serve without bond, and
         (c) all fees of the receiver and his or her attorney shall become part of the Indebtedness secured by this Agreement.

         Collect Revenues, Apply Accounts. Lender shall have the right, at its sole option and election, at any time, after an Event of Default has occurred, to directly collect and receive all proceeds and/or payments arising under or in any way accruing from the Collateral, as such amounts become due and payable. In addition, Lender shall have the right to apply the monies contained in any of Grantor's deposit accounts with Lender to the Indebtedness then outstanding. In order to permit the foregoing, Grantor unconditionally agrees to deliver to Lender, immediately following demand, any and all of Grantor's records, ledger sheets, and other documentation, in the form requested by Lender, with regard to the Collateral and any and all proceeds and/or payments applicable thereto.

         Lender shall have the further right, if an Event of Default then exists, where appropriate and within Lender's sole discretion, to file suit, either in Lender's own name or in the name of Grantor, to collect any and all proceeds and payments that may then and/or in the future be due and owing under this Agreement and if as a result of such it is necessary for Lender to attempt to collect any such proceeds and/or payments from the obligors therefor, Lender may compromise, settle, extend, or renew for any period (whether or not longer than the original period) any obligation or Indebtedness thereunder or evidenced thereby, or surrender, release, or exchange all or any part of said obligation or Indebtedness, without affecting the liability of Grantor under this Agreement or under the Indebtedness. To that end, Grantor hereby irrevocably constitutes and appoints Lender as its attorney-in-fact, coupled with an interest and with full power of substitution, to take any and all such actions and any and all other actions permitted hereby, either in the name of Grantor or Lender.

         Additional Expenses. In the event that it should become necessary for Lender to conduct a search for any of the Collateral in connection with any foreclosure action, or should it be necessary to remove the Collateral, or any part or parts thereof, from the premises in which or on which the Collateral is then located, and/or to store and/or refurbish such Collateral, Grantor agrees to reimburse Lender for the cost of conducting such a search and/or removing and/or storing and/or refurbishing such Collateral, which additional expense shall also be secured by the lien of this Agreement.

         Specific Performance. Lender may, in addition to the foregoing remedies, or in lieu thereof, in Lender's sole discretion, commence an appropriate action against Grantor seeking specific performance of any covenant contained herein, or in aid of the execution or enforcement of any power herein granted.

         Obtain Deficiency. Lender may obtain a judgment against Grantor for any deficiency remaining on the Indebtedness due to Lender after application of all amounts received from the exercise of the rights provided in this Agreement and any Related Documents.

         Other Rights and Remedies. In addition, Lender shall have and may exercise any or all other rights and remedies it may have available at law, in equity, or otherwise. To the extent that the perfection of the security interest in the

         Collateral or the enforcement thereof is governed by the law of any state other than Louisiana, then the Lender shall have all the rights and remedies of a secured party under the Uniform Commercial Code as passed and amended in that state and under any other applicable law.

         Cumulative Remedies. All of Lender's rights and remedies, whether evidenced by this Agreement or the Related Documents or by any other writing, shall be cumulative and may be exercised singularly or concurrently. Election by Lender to pursue any remedy shall not exclude pursuit of any other remedy, and an election to make expenditures or to take action to perform an obligation of Grantor under this Agreement, after Grantor's failure to perform, shall not affect Lender's right to declare a default and to exercise its remedies.

REGISTRATION OF STOCK. Grantor acknowledges that Pledgors have contemporaneously herewith pledged certain shares of the common stock of Grantor as security for the Indebtedness, and that Pledgors have agreed that upon the occurrence of an Event of Default, Lender shall have the right to sell such shares of stock at public or private sales. If any consent, approval, or authorization of any federal, state, municipal or other governmental department, agency or authority should be necessary to effectuate any sale or other disposition of such stock, or any partial sale or other disposition of such stock, Grantor will execute all applications and other instruments as may be required in connection with securing any such consent, approval or authorization and will otherwise use its best efforts to secure same. If Lender shall determine to exercise its right to sell all or any part of such stock and if in the opinion of counsel to Lender it is advisable to have such stock or the portion thereof to be sold registered under the provisions of the Securities Act of 1933, as amended (the "Act"), Grantor hereby agrees, at its own cost and expense (i) to execute and deliver, and to cause its directors and officers to execute and deliver, all such instruments and documents, and to do or cause to be done all other such acts and things, as may be necessary or, in the opinion of the Lender, advisable to register such stock, or the portion thereof to be sold, under the provisions of the Act and to cause the registration statement relating thereto to become effective and to remain effective for such period as prospectuses are required by law to be furnished, and to make or cause to be made all amendments and supplements thereto and to the related prospectus which, in the opinion of the Lender, are necessary or advisable, all in conformity with the requirements of the Act and the rules and regulations of the Securities and Exchange Commission applicable thereto, (ii) to make available to its security holders as soon as practicable an earnings statement (which need not be audited) covering a period of at least 12 months, beginning with the first month after the effective date of any such registration statement, which earnings statement will satisfy the provisions of Section 11(a) of the Act, (iii) to use its best efforts to qualify such stock under state Blue Sky or securities laws and to obtain the approval of any governmental authorities for the public sale of such stock, including all necessary gaming authorities' approvals, as requested by the Lender, and (iv) at the request of the Lender, to indemnify and hold harmless the Lender, the holder or holders of the Indebtedness and any underwriters, including any person controlling any of the foregoing, from and against any loss, liability, claim, damage and expense, including reasonable attorneys' fees incurred in connection therewith, under the Act or otherwise insofar as such loss, liability, claim, damage or expense arises out of or is based upon any actual or alleged untrue statement of a material fact contained in such registration statement or supplement thereto, or arises out of or is based upon any omission or alleged omission to state therein a material fact required to be stated or necessary to make the statements therein not misleading, such indemnification to remain operative regardless of any investigation made by or on behalf of the Lender, the holder or holders of the Indebtedness or any underwriters, including any person controlling any of the foregoing; provided, however, that Grantor shall not be liable in any case to the extent that any such loss, liability, claim, damage or expenses arises out of or is based on an untrue statement or alleged untrue statement or an omission or an alleged omission made in reliance upon and in conformity with written information furnished specifically to Grantor by Lender, any holder or holder of the Indebtedness or any underwriter.

Expenses payable by Grantor in connection with any disposition of the stock of the Pledgors under the provisions above shall include, but shall not be limited to, all costs of a registration under the Act of any such stock pursuant to any applicable regulation under the Act, brokers' or underwriters' commissions, fees or discounts, accounting and legal fees, costs of printing and other expenses of transfer and sale. Grantor agrees to pay to Lender on demand following any Event of Default and in advance of any such registration, sale or other realization on such stock, such amount which, in the estimation of counsel to the Lender, will cover all of such costs and expenses described above, and all other costs and expenses of enforcing the Indebtedness and of realizing on such stock, including reasonable attorneys' fees and legal expenses.

ASSIGNMENT OF INDEBTEDNESS. Grantor hereby recognizes and agrees that Lender may assign all or any portion of Grantor's Indebtedness to one or more third party creditors. Such transfers may include, but are not limited to, sales of participation interests in Grantor's Indebtedness. Grantor specifically agrees and consents to all such transfers and assignments. Grantor additionally agrees that any and all of Grantor's Indebtedness in





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favor of such a third party assignee, for the limited purposes set forth above, will be secured by the Collateral.

PROTECTION OF LENDER'S SECURITY RIGHTS. Grantor will be fully responsible for any losses that Lender may suffer as a result of anyone other than Lender asserting any rights or interest in or to the Collateral. Grantor agrees to appear in and to defend all actions or proceedings purporting to affect Lender's security interests in any of the Collateral subject to this Agreement and any of the rights and powers granted Lender hereunder. In the event that Grantor fails to do what is required of it under this Agreement, or if any action or proceeding is commenced naming Lender as a party or affecting Lender's security interests or the rights and powers granted under this Agreement, then Lender may, without releasing Grantor from any of its obligations under this Agreement, do whatever Lender believes to be necessary and proper within its sole discretion to protect the security of this Agreement, including without limitation making additional advances on Grantor's behalf as provided herein.

INDEMNIFICATION OF LENDER. Grantor agrees to indemnify, to defend and to save and hold Lender harmless from any and all claims, suits, obligations, damages, losses, costs, expenses (including without limitation Lender's attorneys' fees), demands, liabilities, penalties, fines and forfeitures of any nature whatsoever that may be asserted against or incurred by Lender arising out of or in any manner occasioned by this Agreement and the exercise of the rights and remedies granted Lender hereunder. The foregoing indemnity provisions shall survive the cancellation of this Agreement as to all matters arising or accruing prior to such cancellation, and the foregoing indemnity shall survive in the event that Lender elects to exercise any of the remedies as provided under this Agreement following default hereunder.

EXECUTION OF ADDITIONAL DOCUMENTS.   Grantor agrees to execute all additional
documents, instruments and agreements that Lender may deem to be necessary and proper, within its sole discretion, in form and substance satisfactory to Lender, to keep this Agreement in effect, and to consummate fully all of the transactions contemplated hereby and by any other agreement, instrument or document heretofore, now or at any time or times hereafter executed by Grantor and delivered to Lender.

INSPECTION; AUDITS. Lender and its agents may periodically enter upon Grantor's premises at reasonable hours and inspect the Collateral. Lender and its agents may also periodically conduct audits of the Collateral and may further inspect and audit Grantor's books and records that in any way pertain to the Collateral and any part or parts thereof.

APPLICATION OF PAYMENTS. Grantor agrees that all payments and other sums and amounts received by Lender under the Indebtedness





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or under this Agreement, shall be applied:  first, to reimburse Lender for its costs of collecting the same (including but not limited to, reimbursement of Lender's reasonable attorneys' fees); second, to the repayment of interest on any Indebtedness; and finally, to the payment of principal on the Indebtedness then outstanding, which may be applied in such order and priority as Lender may determine within its sole discretion.

TAXATION. In the event that there should be any change in law with regard to taxation of security agreements or the debts they secure, Grantor agrees to pay any taxes, assessments or charges that may be imposed upon Lender as a result of this Agreement.

EFFECT OF WAIVERS. Grantor has waived, and/or does by these presents waive, presentment for payment, protest, notice of protest and notice of nonpayment under all of the Indebtedness secured by this Agreement. Grantor has further waived, and/or does by these presents waive, all pleas of division and discussion, and all similar rights with regard to the Indebtedness, and agrees that Grantor shall remain liable, together with any and all Guarantors of the Indebtedness, on a "solidary" or "joint and several" basis. Grantor further agrees that discharge or release of any party who is, may, or will be liable to Lender under any of the Indebtedness, or the release of the Collateral or any other Collateral directly or indirectly securing repayment of the same, shall not have the effect of releasing or otherwise diminishing or reducing the actual or potential liability of Grantor and/or any other party or parties guaranteeing payment of the Indebtedness, who shall remain liable to Lender, and/or of releasing any Collateral or other Collateral that is not expressly released by Lender.

Grantor additionally agrees that Lender's acceptance of payments other than in accordance with the terms of any agreement or agreements governing repayment of the Indebtedness, or Lender's subsequent agreement to extend or modify such repayment terms, shall likewise not have the effect of releasing Grantor, and/or any other party or parties guaranteeing payment of the Indebtedness, from their respective obligations to Lender, and/or of releasing any of the Collateral or other Collateral directly or indirectly securing repayment of the Indebtedness. In addition, no course of dealing between Grantor and Lender, nor any failure or delay on the part of Lender to exercise any of the rights and remedies granted to Lender under this Agreement, or under any other agreement or agreements by and between Grantor and Lender, shall have the effect of waiving any of Lender's rights and remedies. Any partial exercise of any rights and remedies granted to Lender shall furthermore not constitute a waiver of any of Lender's other rights and remedies, it being Grantor's intent and agreement that Lender's rights and remedies shall be cumulative in nature. Grantor further agrees that, upon the occurrence of any Event of Default under this Agreement, any waiver or forbearance





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on the part of Lender to pursue the rights and remedies available to Lender, shall be binding upon Lender only to the extent that Lender specifically agrees to any such waiver or forbearance in writing. A waiver or forbearance as to one Event of Default shall not constitute a waiver of forbearance as to any other Event of Default. None of the warranties, conditions, provisions and terms contained in this Agreement or any other agreement, documents, or instrument now or hereafter executed by Grantor and delivered to Lender, shall be deemed to have been waived by any act or knowledge of Lender, its agents, officers or employees; but only by an instrument in writing specifying such waiver, signed by a duly authorized officer of Lender and delivered to Grantor.

MISCELLANEOUS PROVISIONS. The following miscellaneous provisions are a part of this Agreement.

         Amendments. This Agreement, together with any Related Documents, constitutes the entire understanding and agreement of the parties as to the matters set forth in this Agreement. No alteration of or amendment to this Agreement shall be effective unless given in writing and signed by the party or parties sought to be charged or bound by the alteration or amendment.

         Applicable Law. This Agreement has been delivered to Lender and accepted by Lender in the State of Louisiana. This Agreement shall be governed by and construed in accordance with the laws of the State of Louisiana.

Attorneys' Fees; Expenses. Grantor agrees to pay upon demand all of Lender's costs and expenses, including reasonable attorneys' fees and legal expenses, incurred in connection with the enforcement of this Agreement. Lender may pay someone else to help enforce this Agreement, and Grantor shall pay the costs and expense of such enforcement. Costs and expenses include Lender's reasonable attorneys' fees and legal expenses whether or not there is a lawsuit, including attorneys' fees and legal expenses for bankruptcy proceedings (and including efforts to modify or vacate any automatic stay or injunction), appeals, and any anticipated post-judgment collection services. Grantor also shall pay all court costs and such additional fees as may be directed by the court.

Caption Headings. Caption headings in this Agreement are for convenience purposes only and are not to be used to interpret or define the provisions of this Agreement.

Notices. Any notice or demand which, by any provision of this Agreement, is required or permitted to be given or served by the Lender to or on the Grantor shall be deemed to have been sufficiently given and served for all purposes (if mailed) five calendar days after being deposited, postage prepaid, in the





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United States mail, registered or certified mail, or (if delivered by express courier) one calendar day after being delivered to such courier, or (if delivered in person) the same day as delivery or (if delivered by facsimile transmission) on the day reception is confirmed, in each case addressed (until another address or addresses are given in writing by the Grantor to the Lender) to the Grantor as follows:

                 Fair Grounds Corporation
                 1751 Gentilly Blvd.
                 New Orleans, LA  70119
                 Telecopy No.: (504) 944-1211
                 Attn:  Gordon Robertson,
                        Vice President and
                               Chief Financial Officer


                 with copies to:

                 Chehardy, Sherman, Ellis, Breslin & Murray
                 Suite 1100
                 One Galleria Blvd.
                 Metairie, LA  70001
                 Attn: David R. Sherman, Esq.
                 Telecopy No.: (504) 833-8080

                 and

                 Richard Katcher, Trustee
                 Four Commerce Park Square
                 23200 Chagrin Boulevard
                 Suite 600
                 Cleveland, Ohio  44122
                 Telecopy No.:  (216) 464-7609


         Any notice or demand which, by any provision of this Agreement, is required or permitted to be given or served by the Grantor to or on the Lender shall be deemed to have been sufficiently given and served for all purposes (if mailed) five calendar days after being deposited, postage prepaid, in the United States mail, registered or certified mail, or (if delivered by express courier) one calendar day after being delivered to such courier, or (if delivered in person) the same day as delivery or (if delivered by facsimile transmission) on the day reception is confirmed, in each case addressed (until another address or addresses are given in writing by the Lender to the Grantor) to the Lender as follows:





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

                 First National Bank of Commerce
                 210 Baronne Street
                 New Orleans, Louisiana 70112
                 Attn:    Hospitality Lending Division,
                          Louis Ballero, Senior Vice President
                 Telecopy No.: (504) 561-1738

                 with a copy to:

                 Liskow & Lewis
                 One Shell Square
                 50th Floor
                 New Orleans, Louisiana 70139-5001
                 Attn:    Wm. Blake Bennett, Esq.
                 Telecopy No.: (504) 592-5108

Power of Attorney. Grantor hereby appoints Lender as its true and lawful attorney-in-fact, irrevocably, with full power of substitution to do the following: (a) to demand, collect, receive, receipt for, sue and recover all sums of money or other property which may now or hereafter become due, owing or payable from the Collateral; (b) to execute, sign and endorse any and all claims, instruments, receipts, checks, drafts or warrants issued in payment for the Collateral; (c) to settle or compromise any and all claims arising under the Collateral (other than claims giving rise to Fire Insurance Proceeds and the claims with respect to the ADT Lawsuit), and, in the place and stead of Grantor, to execute and deliver its release and settlement for the claim; and
(d) to file any claim or claims or to take any action or institute or take part in any proceedings, either in its own name or in the name of Grantor, or otherwise, which in the discretion of Lender may seem to be necessary or advisable. This power is given as security for the Indebtedness, and the authority hereby conferred is and shall be irrevocable and shall remain in full force and effect until renounced by Lender.

 Severability. If a court of competent jurisdiction finds any provision of this Agreement to be invalid or unenforceable as to any person or circumstances, such finding shall not render that provision invalid or unenforceable as to any other persons or circumstances. If feasible, any such offending provision shall be deemed to be modified to be within the limits of enforceability or validity; however, if the offending provision cannot be so modified, it shall be stricken and all other provisions of this Agreement in all other respects shall remain valid and enforceable.

Sole Discretion of Lender. Whenever Lender's consent or approval is required under this Agreement, the decision as to whether or not to consent or approve shall be in the sole and exclusive discretion of Lender and Lender's decision shall be final and





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

conclusive; provided, however, that Lender shall not arbitrarily or capriciously withhold such consent.

Successors and Assigns Bound; Solidary Liability. Grantor's obligations and agreements under the Agreement shall be binding upon Grantor's successors and assigns. In the event that there is more than one Grantor under this Agreement, all of the agreements and obligations made and/or incurred by Grantors under this Agreement shall be on a "solidary" or "joint and several" basis.

GRANTOR AND LENDER ACKNOWLEDGE HAVING READ ALL THE PROVISIONS OF THIS SECURITY AGREEMENT, AND AGREE TO ITS TERMS. THIS AGREEMENT IS DATED JULY 17, 1995.


GRANTOR:


FAIR GROUNDS CORPORATION

By:_______________________________

Its:______________________________


LENDER:

FIRST NATIONAL BANK OF COMMERCE

By:_______________________________

Its:______________________________





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